Evergreen VA Special Equity Fund: Annual Report as of December 31, 2002

table of contents

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
5	PORTFOLIO MANAGER INTERVIEW
7	FINANCIAL HIGHLIGHTS
9	SCHEDULE OF INVESTMENTS
15	STATEMENT OF ASSETS AND LIABILITIES
16	STATEMENT OF OPERATIONS
17	STATEMENTS OF CHANGES IN NET ASSETS
18	NOTES TO FINANCIAL STATEMENTS
22	INDEPENDENT AUDITORS’ REPORT
24	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

Mutual Funds:
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment
Management Company, LLC. Copyright 2002.

Evergreen mutual funds are distributed by Evergreen Distributor, Inc.,
90 Park Avenue, 10th Floor, New York, NY 10016.

LETTER TO SHAREHOLDERS

February 2003

William M. Ennis President and Chief Executive Officer	Dennis H. Ferro President and Chief Investment Officer

Dear Evergreen Shareholder:

We are pleased to provide the annual report for the Evergreen VA Special Equity Fund, which covers the 12-month period ended December 31, 2002.

Market analysis

The year ended December 31, 2002, was yet another challenging period for investors. Market volatility in the financial markets was attributed to the disappointing fundamentals of a weaker-than-expected recovery and the financial scandals at Enron, WorldCom and Tyco. If these challenges were not enough, investors also had to contend with the uncertain geopolitical situation, with the potential for war and possible terror attacks weighing heavily on everyone’s minds. Many investors chose to reduce their exposure to the equity markets as stocks declined for the third consecutive year, a phenomenon that had not occurred in more than six decades. Bonds were led by the strength in Treasuries, whose traditional safe-haven status attracted throngs of investors. At one point, the yield on 10-year U.S. Treasuries fell below 3.6% despite a $150 billion federal budget deficit. Cash levels also rose with an estimated $6.5 trillion sitting on the sidelines, an amount equivalent to two-thirds of total U.S. gross domestic product (GDP).

As the year began, optimism swirled that the momentum in fourth-quarter GDP would translate into a solid recovery with improved corporate profitability. After all, the economy grew and the equity markets had soared in the wake of the terrorist attacks, and the appearance of stability was welcome by investors across the land. Most believed that the recession was over, the recovery would gain traction, and the financial markets would recover.

But the first disappointment came from Enron. First-quarter GDP was strong and investors were initially optimistic, yet as the story of the scandal spread, dragging down Arthur Andersen and overall confidence in the accounting industry, investor optimism quickly waned. Other issues of corporate malfeasance surfaced and it soon became evident that Enron was not an isolated scandal. These disturbing revelations were compounded by weaker-than-expected earnings for the first quarter and slower-than-projected economic growth during the second quarter.

Of the accounting scandals that emerged during the first half of the year, the knockout punch for the market came with WorldCom’s announcement of a $2.7 billion restatement of earnings at the beginning of the summer. No one believed this to be the final revelation, and leadership in Washington took needed steps to restore investor confidence. President Bush, members of Congress, and the SEC all became involved. Legislation was created in the form of the Sarbanes-Oxley Act of 2002, requiring new procedures for financial reporting and outlining the punishment for corporate criminals. Corporate CEOs and CFOs are

LETTER TO SHAREHOLDERS continued

now required to sign the financial statements submitted to the SEC. Despite such steps, investor confidence lost ground and the markets slid to a new low in July.

By mid-summer, just as investors were regaining hope regarding the integrity of financial reporting, saber rattling with Iraq increased and economic growth weakened. The anniversary of the September 11 attacks rekindled fears of potential terrorism, and third-quarter GDP was well below forecast. Earnings estimates were ratcheted downward yet again, and all eyes turned to Federal Reserve Board chairman Alan Greenspan. The Fed opted to change its policy bias toward easing at the October meeting, but ultimately surprised investors with a larger than expected 50-basis point cut in early November. The success of Republicans in the mid-term elections also appeared to favor investors, and the equity markets, which rallied in anticipation of these two events, finished the year with a positive quarter. Despite bouncing off the October lows, equities finished the year in negative territory. Bonds, however, provided handsome returns, as Treasuries, corporates and municipals all benefited from low inflation and an accommodating Fed. Proper asset allocation once again confirmed that a diversified portfolio provided greater opportunity for the success of long-term investors.

International equity markets also had a difficult year as a lack of meaningful economic growth and slack corporate profitability became a global phenomenon. The European Central Bank (ECB) was caught in a balancing act between supporting its new currency, the euro, and watching a slowdown in pan-European economic activity. While inflation was moderate in the larger continental countries, unemployment remained an issue. Corporate profitability also remained weak and gave no lift to market averages. Asia was again dominated by the ongoing lethargy of the Japanese economy and the inability of the country’s political leadership to implement viable solutions to end their decade-long recession. Emerging markets were mixed as Asian markets (excluding Japan) rebounded, while Latin America was affected by setbacks in Argentina and Brazil.

Looking ahead, we believe the U.S. economy will continue its moderate path of recovery in 2003. We project GDP growth in the range of 3%, supported by mild levels of personal consumption and a gradual improvement in business spending. Manufacturing may continue to inch along in the first half of the year, yet services should build on under-appreciated strength in that sector during 2002. The outlook for inflation remains positive for consumers, yet businesses will once again be challenged by a lack of meaningful pricing power, preventing the traditional surge in corporate earnings common in early-cycle recoveries. Unemployment will likely remain in the 6% range, yet investors need to keep in mind that this is a relatively healthy rate compared to the two most recent economic recoveries, when the jobless rate climbed above 10% in 1983 and approached 8% in 1992.

In our opinion, gradually improving fundamentals, including solid productivity growth, could keep the Fed on the sidelines for at least the first half of 2003. Since January 2001, the Fed has reduced short-term interest rates by more than 80%. We believe this aggressive easing cycle helped prevent many of the extreme consequences of prior recessions, while enabling the economy to muddle through the initial stages of recovery in a very uncertain global environment. Given the mild pace of recovery and the questionable geopolitical situation, we expect monetary policymakers to keep interest rates steady,

LETTER TO SHAREHOLDERS continued

while continuing to increase liquidity to fend off deflation. As clarity improves on the global picture, and demand strengthens domestically, we believe the Fed will begin a gradual tightening policy in the second half of the year.

While the Fed’s position on interest rates may limit gains in the Treasury market, we do not anticipate a bear market for bonds in 2003. The potential for expected stability in rates during the first half of the year may bode well for the mortgage securities market. We believe corporate bonds should continue to generate gains, as historically wide spreads contract. A positive bias in corporate earnings should support this trend. We believe the best total return opportunity for risk-oriented fixed income investors may lie in the high yield market. After not participating in the bond market gains of the past two years, this area appears poised for success given its historical correlation to a strengthening economy and an improving equity market. Spreads relative to Treasuries in this area are wider than historical averages, suggesting potentially attractive upside possibilities.

Moving to equities, we are optimistic about the potential for stocks in 2003. After three years of declines, we believe equities are better positioned for possible growth in the coming year. A steady pace of economic growth could enable companies in the Standard & Poor’s 500 Index to generate operating profit growth in the range of 8% over the next 12 months. Surprisingly, current valuations suggest there is little need to overweight portfolios either by investment style or market capitalization. Consequently, we believe a diversified approach to equities may benefit investors as the markets attempt to balance the improvement of domestic fundamentals in an uncertain world.

Importance of diversification

The volatility we have experienced in the financial markets over the past several months offers many reasons for building and maintaining a diversified portfolio rather than making investment decisions based on anticipated market movements. Exposure to various types of investments should remain a key component of a well-balanced portfolio. Establishing a Systematic Investment Plan* (SIP) can also be an effective tool to help you achieve your investment goals. As with all investment decisions, remember to consult your financial advisor to develop a strategy that will support your long-term objectives.

Please visit our Web site, EvergreenInvestments.com, for more information about our funds and other investment products available to you. From the Web site, you can also access our quarterly online shareholder newsletter, Evergreen Events, through the “About Evergreen Investments” menu tab. Thank you for your continuing support of Evergreen Investments.

* A regular investment program neither provides assurance of making a profit nor guarantees against loss in a declining market. You should consider your ability to make regular investments through periods of fluctuating price levels before choosing any regular investment plan.

William M. Ennis
President and Chief Executive Officer
Evergreen Investment Company, Inc.

Dennis H. Ferro
President and Chief Investment Officer
Evergreen Investment Management Company, LLC

FUND AT A GLANCE

as of December 31, 2002

“We expect investors to be more optimistic about equities in the first three months of the year, despite the possibility of war with Iraq and higher unemployment levels than seen in recent years. We also believe investors will focus on nimble growth companies that have demonstrated an ability to increase market share and grow revenues despite economic slowdowns. These companies tend not to be concentrated in any single industry, so we anticipate maintaining a well-diversified portfolio to capture opportunities throughout the economy.”

MANAGEMENT TEAM

Timothy M. Stevenson, CFA
Special Equity Team Lead Manager

PERFORMANCE AND RETURNS1

Portfolio Inception Date: 9/29/1999	Class 1*	Class 2
Class inception date	9/29/1999	7/31/2002

Average Annual Return

1 year	-27.18%	-27.38%

Since portfolio inception	-9.27%	-9.35%

*Effective at the close of business on July 24, 2002, existing shares of the fund were renamed Class 1 shares.

LONG-TERM GROWTH

Comparison of a $10,000 investment in Evergreen VA Special Equity Fund Class 1 shares,1 versus a similar investment in the Russell 2000 Growth Index (Russell 2000 Growth) and the Consumer Price Index (CPI).

The Russell 2000 Growth is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

1 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Class 2 prior to its inception is based on the performance of Class 1, the original class offered. The historical returns have not been adjusted to reflect the effect of the 0.25% 12b-1 fee for Class 2. Class 1 does not pay a 12b-1 fee. If these fees had been reflected, returns for Class 2 would have been lower. The advisor is currently waiving a portion of its advisory fee. Had the fee not been waived, return would have been lower.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

Smaller capitalization stock investing may offer the potential for greater long-term results; however, it is also generally associated with greater price volatility due to the higher risk of failure.

All data is as of December 31, 2002, and subject to change.

PORTFOLIO MANAGER INTERVIEW

How did the fund perform?

The fund’s Class 1 shares had a total return of -27.18% for the 12-month period ended December 31, 2002. During the same period, the Russell 2000 Growth Index (Russell 2000 Growth) returned -30.26%, while the median return of funds in the Lipper Variable Annuity Small Cap Growth Funds Classification was -30.08%. Lipper is an independent monitor of mutual fund performance.

PORTFOLIO CHARACTERISTICS
(as of 12/31/2002)

Total Net Assets	$28,557,744

Number of Holdings	151

P/E Ratio	17.3x

What factors affected performance during the period?

While 2002 was a difficult year for equity investments in general, it was especially challenging for the small cap growth companies that the fund emphasizes. General concerns about a global economic slowdown were heightened by deteriorating earnings growth as well as growing worries about corporate accounting practices and the reliability of previously released earnings reports. While these issues affected virtually all equities, they especially influenced investor attitudes toward the small cap growth company market. Small cap indexes tend to have relatively high concentrations in technology companies, which continued to be among the poorest performing stocks in the market.

Despite posting disappointing performance, the fund outperformed its Lipper peer group and its benchmark, posting better relative performance than the Russell 2000 Growth in three of the four quarters of 2002. We attribute the strong showing to good security selection from our universe of attractive buy candidates as determined by what we believe has been a very successful stock selection model. We believe our good security selection more than offset our negative decisions to overweight technology stocks and underweight financial stocks, relative to the index.

TOP 5 SECTORS
(as a percentage of 12/31/2002 net assets)

Information Technology	24.0%

Consumer Discretionary	20.1%

Industrials	17.2%

Health Care	17.0%

Financials	8.8%

What types of investments had the most impact on performance during the year?

Over the full year, our emphasis on higher-quality companies with positive earnings helped relative performance, while our overweighted position in technology was a detractor. These trends were reversed in the final quarter of the year, however, when higher-risk stocks, even those with negative cash flows, became more popular in the rally of October and November. Our technology position helped performance during the rally and several of our high tech holdings with strong earnings reports did exceptionally well.

Among the technology sector holdings that supported positive performance in the final quarter were Silicon Laboratories, Websence, FLIR Systems, Benchmark Electronics and OmniVision Technologies, all of which exceeded their quarterly earnings projections.

PORTFOLIO MANAGER INTERVIEW continued

While healthcare holdings helped support performance during the third quarter of the year, several positions were detractors in the final quarter. For example, Cholestech Corporation and VitalWorks both had disappointing earnings; Traskaryotic Therapies fell when the Food and Drug Administration raised questions about one of its products; and SangStat Medical’s stock faltered because of the resignation of its CEO and a legal dispute with another company. Healthcare stocks that helped performance during the third quarter included Pharmaceutical Resources, Diagnostic Products Corporation and Henry Schein, all of which exceeded quarterly earnings forecasts. Other holdings that supported performance in the third quarter included Blue Rhino, Pogo Producing and FTI Consulting.

TOP 10 HOLDINGS
(as a percentage of 12/31/2002 net assets)

Benchmark Electronics, Inc.	1.4%

Hilb, Rogal & Hamilton Co.	1.4%

FTI Consulting, Inc.	1.3%

Bio-Rad Laboratories, Inc.	1.3%

Connetics Corp.	1.2%

Pinnacle Systems, Inc.	1.2%

Aaon, Inc.	1.2%

eResearch Technology, Inc.	1.2%

Pogo Producing Co.	1.2%

Biosite, Inc.	1.2%

What is your investment outlook for the next 12 months?

We expect investors to be more optimistic about equities in the first three months of the year, despite the possibility of war with Iraq and higher unemployment levels than seen in recent years. We also believe investors will focus on nimble growth companies that have demonstrated an ability to increase market share and grow revenues despite economic slowdowns. These companies tend not to be concentrated in any single industry, so we anticipate maintaining a well-diversified portfolio to capture opportunities throughout the economy.

The economy began 2003 with low levels of durable goods inventories, a condition that should set the stage for inventory rebuilding during the year. Any increase in industrial production normally would result in improvements in both payroll growth and consumer confidence. However, we do not anticipate a dramatic increase in manufacturing activity because corporations likely will be hesitant to launch large capital investment programs until after profit trends improve.

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended December 31,
	2002[1]	2001	2000	1999[2]
Class 1[3]
Net asset value, beginning of period	$9.75	$10.61	$11.84	$10.00
Income from investment operations
Net investment loss	-0.05	-0.01	-0.01	0
Net realized and unrealized gains or losses on securities	-2.60	-0.85	-0.91	1.88
Total from investment operations	-2.65	-0.86	-0.92	1.88
Distributions to shareholders from net realized gains	0	0	-0.31	-0.04
Net asset value, end of period	$7.10	$9.75	$10.61	$11.84
Total return[4]	-27.18%	-8.11%	-8.34%	18.87%
Ratios and supplemental data
Net assets, end of period (thousands)	$28,530	$43,162	$20,905	$3,059
Ratios to average net assets
Expenses[5]	1.03%	1.03%	1.04%	1.03%[6]
Net investment loss	-0.57%	-0.21%	-0.17%	-0.07%[6]
Portfolio turnover rate	169%	160%	294%	104%

1.  Net investment loss is based on average shares outstanding during the period.

2.  For the period from September 29, 1999 (commencement of class operations), to December 31, 1999.

3.  Effective at the close of business on July 24, 2002, existing shares of the fund were renamed Class\x11 1 shares.

4.  Total return does not reflect charges attributable to your insurance company's separate account.

5.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

6.  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

Year Ended
December 31, 2002[1,2]
Class 2
Net asset value, beginning of period	$7.26
Income from investment operations
Net investment loss	-0.02
Net realized and unrealized gains or losses on securities	-0.16
Total from investment operations	-0.18
Net asset value, end of period	$7.08
Total return[3]	-2.48%
Ratios and supplemental data
Net assets, end of period (thousands)	$28
Ratios to average net assets
Expenses[4]	1.37%[5]
Net investment loss	-0.56%[5]
Portfolio turnover rate	169%

1.  For the period from July 31, 2002 (commencement of class operations), to December 31, 2002.

2.  Net investment loss is based on average shares outstanding during the period.

3.  Total return does not reflect charges attributable to your insurance company's separate account.

4.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

5.  Annualized

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

December 31, 2002

	Shares	Value

COMMON STOCKS 99.4%
CONSUMER DISCRETIONARY 20.1%
Auto Components 0.4%
American Axle & Manufacturing Holdings, Inc. *	4,380	$ 102,580
Automobiles 0.8%
Carmax, Inc. *	3,608	64,511
Monaco Coach Corp. *	10,155	168,065
232,576
Hotels, Restaurants & Leisure 3.8%
California Pizza Kitchen, Inc. *	4,924	124,085
GTECH Holdings Corp. *	8,219	228,981
Isle of Capri Casinos, Inc. *	14,434	191,106
Scientific Games Corp., Class A *	25,998	188,746
Station Casinos, Inc. *	13,242	234,383
The Steak n Shake Co. *	11,983	119,830
1,087,131
Household Durables 1.1%
Harman International Industries, Inc.	2,302	136,969
Matthews International Corp., Class A	7,436	166,053
303,022
Leisure Equipment & Products 0.4%
SCP Pool Corp. *	4,100	119,720
Media 2.5%
Cumulus Media, Inc., Class A *	7,505	111,599
Emmis Broadcasting Corp., Class A *	5,850	121,856
Getty Images, Inc. *	4,169	127,363
Journal Register Co. *	12,046	214,178
Sonic Solutions *	26,473	132,365
707,361
Multi-line Retail 0.7%
Saks, Inc. *	17,474	205,145
Specialty Retail 7.8%
Blue Rhino Corp. *	11,036	191,916
Chico’s FAS, Inc. *	12,177	230,267
Dollar Thrifty Automotive Group *	7,246	153,253
Gymboree Corp. *	8,881	140,853
Hollywood Entertainment Corp. *	5,706	86,161
Jo Ann Stores, Inc., Class A *	10,514	241,506
Jos. A. Bank Clothiers, Inc. *	14,018	298,864
Rent-A-Center, Inc. *	4,904	244,955
Sharper Image Corp. *	6,134	106,916
Tractor Supply Co. *	5,599	210,522
Urban Outfitters, Inc. *	4,394	103,566
West Marine, Inc. *	15,082	206,472
2,215,251
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

December 31, 2002

	Shares	Value

COMMON STOCKS continued
CONSUMER DISCRETIONARY continued
Textiles & Apparel 2.6%
Fossil, Inc. *	6,332	$ 128,793
K-Swiss, Inc., Class A	10,076	218,750
Quiksilver, Inc. *	10,800	287,928
Timberland Co., Class A *	3,457	123,104
758,575
CONSUMER STAPLES 1.7%
Food & Drug Retailing 0.6%
Performance Food Group Co. *	4,703	159,709
Food Products 1.1%
Dean Foods Co. *	3,305	122,615
J & J Snack Foods Corp. *	3,245	115,879
Peets Coffee & Tea, Inc. *	6,052	85,515
324,009
ENERGY 5.0%
Energy Equipment & Services 1.8%
FMC Technologies, Inc. *	10,647	217,518
Oceaneering International, Inc. *	6,313	156,184
Oil States International, Inc. *	10,070	129,903
503,605
Oil & Gas 3.2%
Denbury Resources, Inc. *	11,870	134,131
Newfield Exploration Co. *	6,722	242,328
Patina Oil & Gas Corp.	3,085	97,640
Pogo Producing Co.	8,877	330,668
St. Mary Land & Exploration Co.	4,666	116,650
921,417
FINANCIALS 8.8%
Banks 4.3%
Alabama National BanCorp.	6,581	286,274
BankUnited Financial Corp. *	7,901	127,838
East West Bancorp, Inc.	5,471	197,394
ITLA Capital Corp. *	2,763	91,814
New York Community Bancorp, Inc.	2,867	82,799
Private Bancorp, Inc.	3,431	129,863
Staten Islands Bancorp, Inc.	7,624	153,547
UCBH Holdings, Inc.	3,539	150,231
1,219,760
Diversified Financials 1.7%
Arch Capital Group, Ltd. *	3,195	99,588
Friedman, Billings, Ramsey & Co. *	11,599	108,567
Jeffries Group, Inc.	6,880	288,753
496,908
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

December 31, 2002

	Shares	Value

COMMON STOCKS continued
FINANCIALS continued
Insurance 1.4%
Hilb, Rogal & Hamilton Co.	9,463	$ 387,037
Real Estate 1.4%
Annaly Mortgage Management, Inc. REIT	4,683	88,040
Anworth Mortgage Asset Corp.	6,766	85,049
Impac Mortgage Holdings, Inc.	19,893	228,770
401,859
HEALTH CARE 17.0%
Biotechnology 3.5%
Connetics Corp. *	28,726	345,287
Sangstat Medical Corp. *	15,640	176,732
Trimeris, Inc. *	5,404	232,858
United Therapeutics Corp. *	14,862	248,195
1,003,072
Health Care Equipment & Supplies 6.5%
Bio-Rad Laboratories, Inc., Class A *	9,383	363,122
Biosite, Inc. *	9,704	330,130
Cooper Companies, Inc.	4,232	105,885
IGEN International *	5,746	246,216
Immucor Corp. *	13,678	276,980
Inamed Corp. *	5,118	157,634
Polymedica Corp. *	5,420	167,153
Varian Medical Systems, Inc. *	4,517	224,043
1,871,163
Health Care Providers & Services 5.7%
Accredo Health, Inc. *	9,220	325,005
Cerner Corp. *	1,745	54,549
Cobalt Corp. *	9,004	124,255
Coventry Health Care, Inc. *	7,801	226,463
Hanger Orthopedic Group *	10,859	142,796
Humana, Inc. *	12,431	124,310
Mid Atlantic Medical Services, Inc. *	7,269	235,516
Pediatrix Medical Group, Inc. *	3,415	136,805
US Oncology, Inc. *	28,812	249,800
1,619,499
Pharmaceuticals 1.3%
aaiPharma, Inc. *	5,808	81,428
Scios, Inc. *	8,962	291,982
373,410
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

December 31, 2002

	Shares	Value

COMMON STOCKS continued
INDUSTRIALS 17.2%
Aerospace & Defense 2.5%
Alliant Techsystems, Inc. *	4,755	$ 296,474
Armor Holdings, Inc. *	13,665	188,167
Aviall, Inc. *	27,713	223,090
707,731
Building Products 1.9%
Aaon, Inc. *	18,466	340,328
Trex Co., Inc. *	6,183	218,260
558,588
Commercial Services & Supplies 8.4%
Arbitron, Inc. *	7,330	245,555
Banta Corp.	5,595	174,956
Central Parking Corp.	12,581	237,278
Corrections Corp. of America *	5,018	86,059
Espeed, Inc. *	13,070	221,419
FTI Consulting, Inc. *	9,480	380,622
Global Imaging Systems, Inc. *	14,945	274,689
Kroll, Inc. *	16,107	307,321
Labor Ready, Inc. *	36,277	232,898
Stericycle, Inc. *	7,200	233,129
2,393,926
Electrical Equipment 1.5%
Genlyte Group, Inc. *	4,711	146,795
Rayovac Corp. *	13,230	176,356
Signal Technology Corp. *	10,876	117,243
440,394
Machinery 1.4%
Briggs & Stratton Corp.	6,759	287,055
Cascade Corp.	7,266	115,893
402,948
Road & Rail 1.5%
Covenant Transport, Inc., Class A *	7,553	143,205
Genesee & Wyoming, Inc., Class A *	4,240	86,284
P.A.M. Transportation Services, Inc. *	7,564	190,688
420,177
INFORMATION TECHNOLOGY 24.0%
Communications Equipment 2.0%
3Com Corp. *	25,567	118,375
Emulex Corp. *	13,353	247,698
Interdigital Commerce Corp. *	13,773	200,535
566,608
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

December 31, 2002

	Shares	Value

COMMON STOCKS continued
INFORMATION TECHNOLOGY continued
Computers & Peripherals 3.2%
Neoware Systems, Inc. *	16,719	$ 249,280
Pinnacle Systems, Inc. *	25,137	342,115
Western Digital Corp. *	49,563	316,708
908,103
Electronic Equipment & Instruments 6.9%
Benchmark Electronics, Inc. *	14,160	405,825
FLIR Systems, Inc. *	6,642	324,130
Invision Technologies, Inc. *	10,339	272,536
Itron, Inc. *	7,853	150,542
OSI Systems, Inc. *	18,549	314,962
Sypris Solutions, Inc.	10,810	110,370
Teledyne Technologies, Inc. *	18,016	282,491
Varian, Inc. *	3,752	107,645
1,968,501
Internet Software & Services 2.7%
Overture Services, Inc. *	4,026	109,950
United Online, Inc. *	18,886	301,062
WebEx Communications, Inc. *	7,542	113,130
Websense, Inc. *	12,125	259,002
783,144
IT Consulting & Services 2.8%
Alliance Data Systems Corp. *	13,626	241,452
Compucom Systems, Inc. *	4,897	27,472
eResearch Technology, Inc. *	19,869	332,806
Fidelity National Information Solutions, Inc. *	10,615	183,109
784,839
Semiconductor Equipment & Products 4.3%
Integrated Circuit System, Inc. *	13,068	238,491
MEMC Electronic Materials, Inc. *	27,076	204,966
Omnivision Technologies, Inc. *	21,553	292,474
Silicon Image, Inc. *	25,522	153,132
Silicon Laboratories, Inc. *	5,279	100,723
Siliconix, Inc. *	2,573	60,208
White Electronic Designs Corp. *	15,427	118,017
Zoran Corp. *	4,098	57,659
1,225,670
Software 2.1%
ANSYS, Inc. *	5,713	115,402
Dynamics Research Corp. *	8,390	117,544
Scansoft, Inc. *	48,335	251,342
Verisity, Ltd. *	6,682	127,359
611,647
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

December 31, 2002

	Shares	Value

COMMON STOCKS continued
MATERIALS 3.3%
Chemicals 2.0%
Airgas, Inc. *	7,122	$ 122,854
Methanex Corp.	19,129	160,301
Octel Corp.	11,257	177,861
Scotts Co., Class A *	2,443	119,805
580,821
Containers & Packaging 1.0%
Owens Illinois, Inc. *	11,594	169,040
Pactiv Corp. *	5,413	118,328
287,368
Metals & Mining 0.3%
Meridian Gold, Inc. *	4,038	71,190
TELECOMMUNICATION SERVICES 2.3%
Diversified Telecommunication Services 1.6%
IDT Corp. *	13,534	234,003
Level 3 Communications, Inc. *	45,482	222,862
456,865
Wireless Telecommunications Services 0.7%
Nextel Partners, Inc. *	32,886	199,618
Total Common Stocks		28,380,947
SHORT-TERM INVESTMENTS 2.1%
MUTUAL FUND SHARES 2.1%
Evergreen Institutional Money Market Fund (o)	603,009	603,009
Total Investments (cost $27,328,656) 101.5%		28,983,956
Other Assets and Liabilities (1.5%)		(426,212)
Net Assets 100.0%		$ 28,557,744

*	Non-income producing security
(o)	The advisor of the fund and the advisor of the money market fund are each a division of Wachovia Corporation.

Summary of Abbreviations:
REIT	Real Estate Investment Trust
See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2002

Assets
Identified cost of securities	$ 27,328,656
Net unrealized gains on securities	1,655,300

Market value of securities	28,983,956
Dividends and interest receivable	26,565

Total assets	29,010,521

Liabilities
Payable for securities purchased	444,222
Advisory fee payable	1,029
Due to other related parties	157
Accrued expenses and other liabilities	7,369

Total liabilities	452,777

Net assets	$ 28,557,744

Net assets represented by
Paid-in capital	$ 43,922,463
Accumulated net realized losses on securities	(17,020,019)
Net unrealized gains on securities	1,655,300

Total net assets	$ 28,557,744

Net assets consists of
Class 1*	$ 28,529,765
Class 2	27,979

Total net assets	$ 28,557,744

Shares outstanding
Class 1*	4,020,010
Class 2	3,950

Net asset value per share
Class 1*	$ 7.10
Class 2	$ 7.08

* Effective at the close of business on July 24, 2002, existing shares of the fund were renamed Class 1 shares.
See Notes to Financial Statements

STATEMENT OF OPERATIONS

Year Ended December 31, 2002

Investment income
Dividends (net of foreign withholding taxes of $112)	$ 134,501
Interest	15,461

Total investment income	149,962

Expenses
Advisory fee	322,567
Distribution Plan expenses	8
Administrative services fees	35,062
Transfer agent fee	516
Trustees’ fees and expenses	481
Printing and postage expenses	20,813
Custodian fee	10,669
Professional fees	13,185
Other	10,729

Total expenses	414,030
Less: Expense reductions	(10,769)
Fee waivers	(52,636)

Net expenses	350,625

Net investment loss	(200,663)

Net realized and unrealized gains or losses on securities
Net realized losses on securities	(8,621,105)
Net change in unrealized gains or losses on securities	(3,106,315)

Net realized and unrealized gains or losses on securities	(11,727,420)

Net decrease in net assets resulting from operations	$ (11,928,083)

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2002		2001

Operations
Net investment loss		$ (200,663)		$ (61,943)
Net realized losses on securities		(8,621,105)		(6,307,962)
Net change in unrealized gains or losses on securities		(3,106,315)		4,915,264

Net decrease in net assets resulting from operations		(11,928,083)		(1,454,641)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class 1*	1,802,419	15,436,401	4,407,219	41,936,567
Class 2	3,953	28,207	0	0

		15,464,608		41,936,567

Payment for shares redeemed
Class 1*	(2,211,303)	(18,140,461)	(1,948,190)	(18,225,381)
Class 2	(3)	(22)	0	0

		(18,140,483)		(18,225,381)

Net increase (decrease) in net assets resulting from capital share transactions		(2,675,875)		23,711,186

Total increase (decrease) in net assets		(14,603,958)		22,256,545
Net assets
Beginning of period		43,161,702		20,905,157

End of period		$ 28,557,744		$ 43,161,702

Undistributed net investment income		$ 0		$ 4

* Effective at the close of business on July 24, 2002, existing shares of the fund were renamed Class 1 shares.
See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen VA Special Equity Fund (the “Fund”) is a diversified series of Evergreen Variable Annuity Trust (the “Trust”), a Delaware business trust organized on December 23, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity contracts or variable life insurance policies.

The Fund offers Class 1 and Class 2 shares at net asset value without a front-end sales charge or contingent deferred sales charge; however, Class 2 shares pay an ongoing distribution fee.

Effective at the close of business on July 24, 2002, existing shares of the Fund were renamed Class 1 shares.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price reported on the national securities exchange, where the securities are principally traded.

Foreign securities traded on an established exchange are usually valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

b. Security transactions and investment income

Security transactions are recorded no later than one business day after the trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

NOTES TO FINANCIAL STATEMENTS continued

c. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

d. Distributions

Distributions to shareholders from net investment income and net realized gains are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to net operating losses.

e. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly-owned subsidiary of Wachovia Corporation (“Wachovia”), is the investment advisor to the Fund and is paid an annual fee of 0.92% of the Fund’s average daily net assets.

During the year ended December 31, 2002, the investment advisor waived its fees in the amount of $52,636 which represents 0.15% of the Fund’s average daily net assets.

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual administrative fee of 0.10% of the Fund’s average daily net assets.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund.

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wachovia. During the year ended December 31, 2002, the Fund paid brokerage commissions of $4,003 to Wachovia Securities, Inc.

NOTES TO FINANCIAL STATEMENTS continued

4. DISTRIBUTION PLAN

Evergreen Distributor, Inc. (“EDI”), a wholly owned subsidiary of BISYS Fund Services, Inc., serves as principal underwriter to the Fund.

The Fund has adopted a Distribution Plan, as allowed by Rule 12b-1 of the 1940 Act, for Class 2 shares. Under the Distribution Plan, distribution fees are paid at an annual rate of 0.25% of the average daily net assets for Class 2.

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $59,080,376 and $61,223,388, respectively, for the year ended December 31, 2002.

On December 31, 2002, the aggregate cost of securities for federal income tax purposes was $27,579,745. The gross unrealized appreciation and depreciation on securities based on tax cost was $3,207,794 and $1,803,583, respectively, with a net unrealized appreciation of $1,404,211.

As of December 31, 2002, the Fund had $16,197,219 in capital loss carryovers for federal income tax purposes with $495,868 expiring in 2008, $6,523,784 expiring in 2009 and $9,177,567 expiring in 2010.

For income tax purposes, capital losses incurred after October 31 within the Fund’s fiscal year are deemed to arise on the first business day of the following fiscal year. The Fund has incurred and will elect to defer post-October losses of $571,711.

6. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other certain funds in the Evergreen fund family may participate in an interfund lending program. This program allows the funds to borrow from, or lend money to, other participating funds. During the year ended December 31, 2002, the Fund did not participate in the interfund lending program.

7. DISTRIBUTIONS TO SHAREHOLDERS

As of December 31, 2002, the components of distributable earnings on a tax basis consisted of unrealized appreciation in the amount of $1,404,211 and capital loss carryover and post-October loss in the amount of $16,768,930.

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales.

8. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced. The Fund received expense reductions from expense offset arrangements $10,769, which represents 0.03% of its average daily net assets.

NOTES TO FINANCIAL STATEMENTS continued

9. DEFERRED TRUSTEES’ FEES

Each independent Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

10. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $150 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each Fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% of the unused balance, which is allocated pro rata.

During the year ended December 31, 2002, the Fund had no borrowings under this agreement.

11. CONCENTRATION OF RISK

The Fund may invest a substantial portion of its assets in an industry or sector and, therefore, may be more affected by changes in that industry or sector than would be a comparable mutual fund that is not heavily weighted in any industry or sector.

INDEPENDENT AUDITORS’ REPORT

Board of Trustees and Shareholders
Evergreen Variable Annuity Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments of the Evergreen VA Special Equity Fund, a portfolio of Evergreen Variable Annuity Trust, as of December 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002 by correspondence with the custodian and brokers. As to securities purchased but not yet received, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen VA Special Equity Fund, as of December 31, 2002, the results of its operations, changes in its net assets and financial highlights for each of the years or periods described above in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts
February 7, 2003

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TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None	Principal occupations: Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; The Francis Ouimet Society; Former Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice); Former Director, Health Development Corp. (fitness-wellness centers); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None	Principal occupations: Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; Former Managing Partner, Roscommon Capital Corp.; Former Chairman of the Board, Director, and Executive Vice President, The London Harness Company (leather goods purveyor); Former Chairman, Gifford, Drescher & Associates (environmental consulting); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund	Principal occupations: Partner, Stonington Partners, Inc. (private investment firm); Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; Former Chairman of the Board and Chief Executive Officer, Carson Products Company (manufacturing); Former Director of Phoenix Total Return Fund and Equifax, Inc. (worldwide information management); Former President, Morehouse College; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Principal occupations: Sales Manager, SMI-STEEL – South Carolina (steel producer); Former Sales and Marketing Management, Nucor Steel Company; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Thomas L. McVerry Trustee DOB: 8/2/1938 Term of office since: 1993 Other directorships: None	Principal occupations: Director of Carolina Cooperative Credit Union; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

William Walt Pettit Trustee DOB: 8/26/1955 Term of office since: 1984 Other directorships: None	Principal occupations: Partner and Vice President in the law firm of Kellam & Pettit, P.A.; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None	Principal occupations: President, Richardson, Runden & Company (new business development/consulting company); Managing Director, Kennedy Information, Inc. (executive recruitment information and research company); Trustee, 411 Technologies, LLP (communications); Director, J&M Cumming Paper Co. (paper merchandising); Columnist, Commerce and Industry Association of New Jersey; Former Vice Chairman, DHR International, Inc. (executive recruitment); Former Senior Vice President, Boyden International Inc. (executive recruitment); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	Principal occupations: Medical Director, Healthcare Resource Associates, Inc.; Former Medical Director, U.S. Health Care/Aetna Health Services; Former Consultant, Managed Health Care; Former President, Primary Physician Care; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

TRUSTEES AND OFFICERS continued

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Principal occupations: Attorney, Law Offices of Michael S. Scofield; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Principal occupations: Independent Consultant; Director, Trust Company of CT; Trustee, Saint Joseph College (CT); Director of Hartford Hospital, Old State House Association; Trustee, Greater Hartford YMCA; Former Chairman, Environmental Warranty, Inc. (insurance agency); Former Executive Consultant, Drake Beam Morin, Inc. (executive outplacement); Former Director of Enhance Financial Services, Inc.; Former Director of CTG Resources, Inc. (natural gas); Former Director Middlesex Mutual Assurance Company; Former Chairman, Board of Trustees, Hartford Graduate Center; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Richard K. Wagoner, CFA[2] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Principal occupations: Current Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society; Former Chief Investment Officer, Executive Vice President and Head of Capital Management Group, First Union National Bank; Former Consultant to the Boards of Trustees of the Evergreen Funds; Former Member, New York Stock Exchange; Former Trustee, Mentor Funds and Cash Resource Trust.
OFFICERS
William M. Ennis[3] President DOB: 6/26/1960 Term of office since: 1999	President and Chief Executive Officer, Evergreen Investment Company, Inc. and Chief Operating Officer, Capital Management Group, Wachovia Bank, N.A.

Carol Kosel[4] Treasurer DOB: 12/25/1963 Term of office since: 1999	Senior Vice President, Evergreen Investment Services, Inc. and Treasurer, Vestaur Securities, Inc.; former Senior Manager, KPMG LLP.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000	Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Senior Vice President and Assistant General Counsel, Wachovia Corporation; former Senior Vice President and General Counsel, Colonial Management Associates, Inc.; former Vice President and Counsel, Colonial Management Associates, Inc.

Nimish S. Bhatt[5] Vice President and Assistant Treasurer DOB: 6/6/1963 Term of office since: 1998	Vice President, Tax, BISYS Fund Services; former Assistant Vice President, EAMC/First Union National Bank; former Senior Tax Consulting/Acting Manager, Investment Companies Group, PricewaterhouseCoopers LLP, New York.

Bryan Haft[5] Vice President DOB: 1/23/1965 Term of office since: 1998	Team Leader, Fund Administration, BISYS Fund Services.

1 Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. The address of each Trustee is 200 Berkeley Street, Boston, MA 02116. Each Trustee oversees 105 Evergreen funds.

2 Mr. Wagoner is an “interested person” of the fund because of his ownership of shares in Wachovia Corporation (formerly First Union Corporation), the parent to the fund’s investment advisor.

3 The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

4 The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

5 The address of the Officer is 3435 Stelzer Road, Columbus, OH 43219. Additional information about the fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

Additional information about the fund's Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

Investments that stand the test of time

Year in and year out, Evergreen Investments seeks to provide each client with sound, time-tested investment strategies designed for sustainable long-term success. With over $233 billion* in assets under management, we manage diverse investments from institutional portfolios to mutual funds, variable annuities to retirement plans, alternative investments to private accounts. Our commitment to every one of our clients is reflected in the rigor and discipline with which we manage investments.

We offer a complete family of mutual funds designed to help investors meet a wide range of financial goals. From money market funds that meet short-term needs to international funds that involve greater risk but seek potentially higher returns, Evergreen provides a broad array of flexible investment options. Across all investment styles, we are committed to providing investors with investment excellence day after day, quarter after quarter and year after year.

*As of November 30, 2002

Visit us online at EvergreenInvestments.com

FOR MORE INFORMATION
Evergreen Express Line 800.346.3858
Evergreen Investor Services 800.343.2898

The Dalbar Mutual Fund Service Award symbolizes the achievement of the highest tier of service to shareholders within the mutual fund industry. It is awarded only to firms that exceed industry norms in key service areas. Evergreen Investments was measured against 62 mutual fund service providers.

560865 2/2003

Evergreen Investments
200 Berkeley Street
Boston, MA 02116-5034